UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Cimarex Energy Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Cimarex Energy Co.
1700 Lincoln Street, Suite 1800
Denver, CO 80203-4518

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
May 18, 2011

Dear Stockholder,

The 2011 Annual Meeting of Stockholders of Cimarex Energy Co. will be held at the Brown Palace Hotel, 321 17th Street, Denver, Colorado 80202, on May 18, 2011, at 9:00 AM (Mountain time).

Proposals to be considered at the Annual Meeting:

(1)                                  Elect three Class III Directors for terms expiring in 2014.

(2)           Advisory vote on executive compensation.

(3)           Advisory vote on the frequency of advisory vote on executive compensation.

(4)           Approve the Cimarex Energy Co. 2011 Equity Plan.

(5)           Ratify appointment of KPMG LLP as independent auditors for 2011.

We will also transact any other business as may properly come before the meeting or any adjournments thereof.

Management recommends a vote “FOR” all nominees under Proposal 1, “FOR” Proposals 2, 4 and 5 and for “3 YEARS” under proposal 3.

Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To

Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet:

Go to www.cstproxyvote.com
Have your notice available when you
Access the above website. Follow the
Prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Cimarex Energy Co.

1700 Lincoln Street, Suite 1800, Denver, CO 80203-4518

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 18, 2011.

The Proxy Statement and our 2010 Annual Report to Stockholders are Available at:  http://www.cstproxy.com/cimarex/2011

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to mail these documents to you.  To facilitate a timely delivery, please follow the instructions below and request a copy on or before May 10, 2011.

The following Proxy Materials are available to you to review at:  http://www.cstproxy.com/cimarex/2011

•                                          the Company’s Annual Report for the year ending December 31, 2010.

•                                          the Company’s 2011 Proxy Statement.

•                                          the Proxy Card.

•                                          any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically, you must reference your company ID., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,

or

By logging on to http://www.cstproxy.com/cimarex/2011

Or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.